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                                                                     EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into RPC, Inc.'s previously filed Form S-8 Registration Statements (Nos. 33-5527, 33-75652 and 333-40223).


                                               /s/ ARTHUR ANDERSEN LLP
                                               --------------------------------
                                               Arthur Andersen LLP


Atlanta, Georgia
March 21, 2001